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                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                             FORM 8-K





                          CURRENT REPORT




             Pursuant to Section 13 or Section 15(d)
              of the Securities Exchange Act of 1934




                Date of Report - November 17, 1997



            CENTRAL HUDSON GAS & ELECTRIC CORPORATION
      (Exact name of Registrant as specified in its Charter)



       New York                 1-3268            14-0555980
____________________________  ________________   _____________
(State or other jurisdiction  (Commission File   (IRS Employer
  of incorporation number)     Identification)     Number)


284 South Avenue, Poughkeepsie, New York          12601-4879
________________________________________          __________
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code (914) 452-2000





            CENTRAL HUDSON GAS & ELECTRIC CORPORATION


Item 5.  Other Events.

    Reference is made to Registrant's Annual Report, on Form 10-K, for the fiscal year ended December 31, 1996 ("Annual
Report"), and to the caption "Environmental Claims - Newburgh
Manufactured Gas Site" in Item 3 of Part I thereof for a discussion of litigation filed against Registrant by the City of Newburgh, New York, on May 26, 1995, in the United States
District Court, Southern District of New York.

    Pursuant to the October 1995 Order on Consent entered into between Registrant and the New York Department of Environmental Conservation ("NYSDEC"), as referred to in said
Item 3, Registrant filed, on October 31, 1997, a Remedial Investigation report with the NYSDEC for the investigation and remediation program being conducted on Registrant's former coal gasification plant site and the City of Newburgh's adjacent and nearby property. On October 31, 1997, Registrant issued a press release which is filed herewith as Exhibit 99 and incorporated herein by reference.

    Registrant is unable, at this time, to give a reasonable estimate of the cost, if any, to it of the activities which may ultimately be required under said Order and Consent or of any costs to it of such litigation.

Item 7.  Financial Statements and Exhibits.

    (c) Exhibits. Following is the list of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this Current Report on Form 8-K:

   Exhibit No.
(Regulation S-K
   Item 601
  Designation)
__________________

                             Exhibits

    (99) Press release of Registrant issued on October 31,
    1997, relating to the litigation commenced by the City of Newburgh, New York, on May 26, 1995, against
    Registrant, as reported under the caption
    "Environmental Claims - Newburgh Manufactured Gas Site" in Item 3 of Part I of Registrant's Annual Report, on
    Form 10-K, for the fiscal year ended December 31, 1996.




                            SIGNATURES

    Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

              CENTRAL HUDSON GAS & ELECTRIC CORPORATION
                              (Registrant)



              By:_______________________________________
                             DONNA DOYLE
                             Controller


Dated: November 17, 1997





































                          EXHIBIT INDEX

    Following is the index of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this Current Report on Form 8-K:

   Exhibit No.
(Regulation S-K
    Item 601
  Designation)
_________________


    (99) Press release of Registrant issued on October 31,
    1997, relating to the litigation commenced by the City of Newburgh, New York, on May 26, 1995, against
    Registrant, as reported under the caption
    "Environmental Claims - Newburgh Manufactured Gas Site" in Item 3 of Part I of Registrant's Annual Report, on
    Form 10-K, for the fiscal year ended December 31, 1996.
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